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                                                                  EXHIBIT 10.11

THIS CONVERTIBLE NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                        MILITARY RESALE GROUP, INC.
                                             CONVERTIBLE NOTE



Principal Amount:   $__________                        Dated:   ______________


         MILITARY RESALE GROUP, INC., a New York corporation (the "Company"), for value received, hereby promises to pay to ______________, or assigns ("Holder"), on June 30, 2003, the principal amount of _____________________________ Dollars ($_____) (or so much thereof as shall not have been prepaid or surrendered for conversion) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, together with interest (computed on the basis of 360-day year of twelve 30-day months) on the unpaid portion of the principal amount hereof at the annual rate of eight percent (8%) from the date hereof until June 30, 2002 and, thereafter, at the annual rate of nine percent (9%) until the unpaid portion of such principal amount shall have become due and payable.

         Section 1.        DEFINITIONS.

                  Section 1.01. TERMS DEFINED. The terms defined in this Section
1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Convertible Note shall have the respective meanings specified in this Section 1.01.

                  COMMON STOCK. The term "Common Stock" means shares of the Company's Common Stock, par value $.0001 per share.

                  COMPANY. The term "Company" means MILITARY RESALE GROUP, INC., a New York corporation, and any successor corporation to the Company (including the corporation surviving any subsequent merger).

                  CURRENT CONVERSION PRICE. The term "Current Conversion Price" means the Conversion Price as most recently adjusted pursuant to Section 3.06.

                  EVENT OF DEFAULT. The term "Event of Default" means any event specified in Section 2.01, continued for the period of time, if any, and after the giving of notice, if any, therein designated.


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                  MATURITY.  The term  "Maturity" when used with respect to this
Convertible Note means the date on which the principal (and premium, if any) of this Convertible Note becomes due and payable as herein provided, whether at (a) June 30, 2003, (b) declaration of acceleration or (c) otherwise.

                  REGISTRATION STATEMENT. The term "Registration Statement" means a Registration Statement on Form SB-2 filed by the Company with the Securities and Exchange Commission pursuant to which the shares of Common Stock issuable upon conversion of this Convertible Note are registered under the Securities Act.

                  SECURITIES ACT. The term "Securities Act" means the Securities Act of 1933, as amended.

         Section 2.        REMEDIES.

                  Section 2.01. EVENTS OF DEFAULT. An "Event of Default" occurs if one or more of the following shall happen (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (a) if default be made in the punctual payment of the
principal of (or premium, if
any) or interest on this Convertible Note when and as the same shall become due and payable; or

                           (b)  the  Registration   Statement  is  not  declared
effective by the Securities and
Exchange Commission on or before June 30, 2003, or such Registration Statement does not remain effective for at least 90 days; or

                           (c) the Company, pursuant to or within the meaning of
any Bankruptcy Law: (i)
commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) to the appointment of a Custodian of it or for any substantial part of its property, (iv) makes a general assignment for the benefit of its creditors; or

                           (d) a court of competent jurisdiction enters an order
or decree under any Bankruptcy Law that: (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company or for any substantial part of its property, (iii) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 30 days.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  Section 2.02. REMEDIES. In case any one or more of the Events of Default specified in Section 2.01 shall have occurred and be continuing, the Holder of this Convertible Note may proceed to protect and enforce its rights by suit in equity, action at law or by other appropriate proceedings or both,

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whether for the specific  performance of any covenant or agreement  contained in this Convertible Note or in aid of the exercise of any power granted in this Convertible Note, or may proceed to enforce the payment of this Convertible Note or to enforce any other legal or equitable right of the Holder of this Convertible Note.

                  Section 2.03. REMEDIES CUMULATIVE. No remedy herein conferred upon the Holder of this Convertible Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                  Section 2.04. ENFORCEMENT. If there shall be any Event of Default under this Convertible Note and this Convertible Note shall be placed in the hands of an attorney for collection, or shall be collected through any court, including any bankruptcy court, the Company promises to pay to the order of the Holder hereof the Holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Convertible Note or enforcing the holder's rights with respect to any collateral securing this Convertible Note, to the extent allowed by the laws of the State of New York or any state in which any collateral for this Note shall be situated.

         Section 3.         CONVERSION.

                  Section 3.01.     RIGHT OF CONVERSION, CONVERSION PRICE.

                            (a)  Subject  to  and  upon   compliance   with  the
provisions of this Section 3, at any time following the issuance of this Convertible Note, the Holder shall have the right, at his option, at any time during usual business hours to convert the principal and accrued interest of this Convertible Note owned by the Holder into fully paid and nonassessable shares of Common Stock that have been registered under the Securities Act pursuant to the Registration Statement, at the rate of $0.50 of principal for each share of Common Stock (provided, that the closing price per share of Common Stock, as reported on the OTC Bulletin Board, on the date of conversion, is at least $0.75 per share, or if such closing price is less than $0.75 per share, a proportionate reduction to the $0.50 price, but in no event to a conversion price that is less than $0.10 per share, so that the Holder will be able to immediately sell such shares on the OTC Bulletin Board and receive a 50% rate of return on the principal amount of this Note) (the "Conversion Price"), which price per share shall be payable by surrender of this Convertible Note.

                            (b) In the event  that the  shares  of Common  Stock
issuable upon conversion of this Note have not been registered under the Securities Act, on or prior to June 30, 2003, until such time as such shares are so registered, at the option of the Holder and in lieu of taking any remedial action in respect of the Event of Default resulting therefrom, the Holder may convert this Note into a number of shares of Common Stock as is equal to twice the number of shares of Common Stock as would have been issuable had such shares been registered under the Securities Act on the date of conversion.


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                  Section 3.02.     MANNER OF EXERCISE.

                            (a) In order to exercise the conversion  right,  the
Holder of this Convertible Note shall surrender this Convertible Note at the office of the Company, accompanied by written notice to the Company stating (i) that the Holder elects to convert this Convertible Note or, if less than the entire principal amount of this Convertible Note is to be converted, the portion thereof (a multiple of $1,000) to be converted, and (ii) the name or names (with addresses) in which the certificate or certificates for shares of Common Stock issuable on such conversion shall be issued. Convertible Notes surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank for transfer if the shares are to be issued in a name other than that of the Holder.

                            (b) In the  event  this  Convertible  Note  which is
converted in part only, upon such conversion the Company shall execute and deliver to the Holder, at the expense of the Company, a new Convertible Note of authorized denominations in principal amount equal to the unconverted portion of this Convertible Note.

                  Section 3.03.     ISSUANCE OF SHARES OF COMMON STOCK ON
CONVERSION.

                            (a) As promptly as practicable  after the receipt of
such notice and the surrender of this Convertible Note as aforesaid, the Company shall issue, at its expense, and shall deliver to the Holder, or on his written order, at the aforesaid office of the Company (i) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Convertible Note (or specified portion thereof), and (ii) a certificate or certificates for any fractional shares of Common Stock issuable upon conversion of this Convertible Note (or specified portion thereof) or, at the Company's option, cash in lieu of scrip for any fraction of a share to which the Holder is entitled upon conversion as provided in Section 3.05.

                            (b) Such  conversion  shall be  deemed  to have been
effected immediately prior to the close of business on the date ("Conversion Date") on which the Company shall have received both such notice and the surrendered Convertible Note as aforesaid, and at such time the rights of the Holder of this Convertible Note shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or the Holder of record of the shares represented thereby.

                            (c) In the event this  Convertible Note is converted
in whole or in part into shares of Common Stock pursuant to Section 3.01 hereof, the certificates representing such shares shall contain an appropriate legend indicating that the shares represented thereby are "restricted securities" within the meaning of the Securities Act, and may not be transferred unless registered under the Securities Act or transferred pursuant to an exemption therefrom.


                  Section 3.04. NO ADJUSTMENTS FOR INTEREST OR DIVIDENDS. No payment or adjustment shall be made by or on behalf of the Company on account of any interest accrued on this Convertible Note surrendered for conversion or on account of any cash dividends on the shares of Common Stock issued upon such conversion which were declared for payment to the Holder of shares of Common Stock of record as of a date prior to the Conversion Date. All payments of accrued interest on this Convertible Note shall be made in cash or additional stock at the Conversion Price, at the Holder's option.


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                  Section 3.05.  FRACTIONAL SHARES. The Company,  at its option, may issue fractional shares of Common Stock upon any conversion of this Convertible Note or, in lieu of any fraction of a share of Common Stock to which any Holder would otherwise be entitled upon conversion of this Convertible Note (or specified portions thereof), the Company may pay a cash adjustment for such fraction in an amount equal to same fraction of the Conversion Price per share.

                  Section 3.06. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be adjusted as set forth in this section.

                            (a) In the event  that the  Company  shall  make any
distribution of its assets upon or with respect to its shares of Common Stock, as a liquidating or partial liquidating dividend, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the state of incorporation of the Company, the Holder of this Convertible Note, upon the exercise of his right to convert after the record date for such distribution or, in the absence of a record date, after the date of such distribution, receive, in addition to the shares subscribed for, the amount of such assets (or, at the option of the Company, a sum equal to the value thereof at the time of distribution as determined by the Board of Directors in its sole discretion) which would have been distributed to the Holder if he had exercised his right to convert immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date of such distribution.

                            (b) In case at any time the Company shall  subdivide
its outstanding shares of Common Stock into a greater number of shares, the Current Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Current Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                            (c)    If    any    capital     reorganization    or
reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale, transfer or lease of all or substantially all of its assets to another corporation, shall be effected in such a way that the holder of shares of Common Stock shall be entitled to receive shares, securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, as the case may be, shall execute an amendment to this Convertible Note providing that the Holder of this Convertible Note shall have the right thereafter and until the expiration of the period of convertibility to convert this Convertible Note into the kind and amount of shares, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock into which this Convertible Note might have been converted immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.


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                            (d) Upon such  adjustment  of the  Conversion  Price
pursuant to the provisions of this Section 3.06, the number of shares issuable upon conversion of this Convertible Note shall be adjusted to the nearest full amount by multiplying a number equal to the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Convertible Note immediately prior to such adjustment and dividing the product so obtained by the adjusted Conversion Price.

                  Section 3.07. COVENANT TO RESERVE SHARES FOR CONVERSION. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, such number of shares of Common Stock as shall then be deliverable upon the conversion of this Convertible Note. All shares of Common Stock which shall be deliverable shall be duly and validly issued and fully paid and nonassessable.

                  Section 3.08. NOTICE OF CHANGE OF CONVERSION PRICE. Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly send to the Holder a certificate of a firm of independent public accountants (who may be the accountants regularly employed by the Company) selected by the Board of Directors setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall be conclusive evidence of the correctness of such adjustment.

         Section 4.         MISCELLANEOUS.

                  Section 4.01. OPTIONAL PREPAYMENTS. The Company shall have the privilege, at any time and from time to time prior to Maturity, upon at least 90 days prior written notice to the Holder, of prepaying this Convertible Note, either in whole or in part, by payment of the principal amount of this Convertible Note, or portion thereof to be prepaid, and accrued interest thereon to the date of such prepayment, without premium or penalty; provided, however, that nothing in this Section 4.01 shall prohibit the Holder from converting this Convertible Note in accordance with Section 3 hereof after the date of receipt of notice of prepayment and prior to the date of receipt in cash of all amounts to be prepaid.

                  Section 4.02. GOVERNING LAW. This Convertible Note shall be construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State.

                  Section 4.03. SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Convertible Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 4.04. COURSE OF DEALING; NO WAIVER. No course of dealing between the Company and the Holder shall operate as a waiver of any right of the Holder and no delay on the part of the Holder in exercising any right hereunder shall so operate.

                  Section 4.05. WAIVER OF COMPLIANCE. Any term, covenant, agreement or condition hereof may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the agreement or consent in writing of the Holder.


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                  Section 4.06.  OTHER  PROVISIONS.  The Company  waives demand, presentment, protest, notice of dishonor and any other form of notice, that may be required to hold the Company liable on this Note.

                  Section 4.07 SUPERSEDES PRIOR NOTES. The terms of this Convertible Note amend and supersede the terms of the convertible promissory note originally issued to the Holder on the date set forth above, and any amendments thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Convertible Note to be signed in its corporate name by one of its officers thereunto duly authorized, and to be dated as of the date first written above.

                                   MILITARY RESALE GROUP, INC.



                                   By: /s/ Edward T. Whelan
                                       -------------------------------
                                          Edward T. Whelan
                                          Chief Executive Officer


Receipt  of this  Convertible  Note is hereby  acknowledged  by the  undersigned
Holder.


------------------------
 (Please sign name above)

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